                                                                       EX-99.h16

                                                               EXECUTION VERSION

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                             AMERICAN CENTURY FUNDS

                          TERMINATION, REPLACEMENT AND
                        RESTATEMENT AGREEMENT RELATING TO

                                  $500,000,000
                                CREDIT AGREEMENT

                          Dated as of December 13, 2006

                           JPMORGAN CHASE BANK, N.A.,
                             As Administrative Agent

                             THE SEVERAL BANKS FROM
                           TIME TO TIME PARTIES HERETO

                          J. P. MORGAN SECURITIES INC.,
                    As Advisor, Lead Arranger and Bookrunner

                              BANK OF AMERICA, N.A.
                              As Syndication Agent

                             CALYON NEW YORK BRANCH
                           ROYAL BANK OF SCOTLAND PLC
                        DEUTSCHE BANK AG NEW YORK BRANCH
                             As Documentation Agents

                       STATE STREET BANK AND TRUST COMPANY
                                As Managing Agent

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     TERMINATION, REPLACEMENT AND RESTATEMENT AGREEMENT (this "TRR AGREEMENT")
dated as of December 13, 2006, among (i) each fund signatory hereto (each a
"Fund" and collectively, the "Funds") on behalf of each entity listed on
SCHEDULE I beneath such fund's name, which entity is a series or portfolio of such Fund (each such series or portfolio, a "BORROWER" and, collectively, the
"BORROWERS"), (ii) the several banks from time to time parties to this TRR
Agreement (the "BANKS") and (iii) JPMORGAN CHASE BANK, N.A. (formerly known as
JPMorgan Chase Bank), as administrative agent for the Banks hereunder (in such capacity, the "ADMINISTRATIVE AGENT");

     WHEREAS, certain of the Borrowers, the Banks and the Administrative Agent
are parties to an Amended and Restated Credit Agreement, dated as of December
17, 2003 (as such Credit Agreement may be amended, restated, supplemented or otherwise modified from time to time, including as amended and restated by
Termination, Replacement and Restatement Agreement(s) previously entered into by such Persons, the "ORIGINAL CREDIT AGREEMENT");

     WHEREAS, the Original Credit Agreement is to be terminated as provided herein; and

     WHEREAS, the Banks and the Administrative Agent are willing, subject to the terms and conditions of this TRR Agreement, to replace the Original Credit
Agreement with a new credit agreement as provided herein.

     NOW, THEREFORE, in consideration of the mutual agreements contained in this
TRR Agreement and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1. TERMINATION, REPLACEMENT AND RESTATEMENT. Subject to the
conditions set forth in SECTION 4 hereof:

     (a) The Original Credit Agreement, including all schedules and exhibits thereto, is hereby terminated, subject to applicable provisions set forth therein as to the survival of certain rights and obligations, and simultaneously replaced by a new credit agreement (the "NEW CREDIT AGREEMENT") identical in form and substance to the Original Credit Agreement, including all schedules and exhibits thereto, except as expressly set forth below. All References in the
Original Credit Agreement to "this Credit Agreement", "this Agreement", or "the
Credit Agreement" shall be deemed to mean the New Credit Agreement.

     (b) The heading of the New Credit Agreement shall read as follows:

     "AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF DECEMBER 13, 2006 (THIS
"AGREEMENT") AMONG (I) EACH FUND SIGNATORY HERETO (EACH A "FUND" AND
COLLECTIVELY, THE "FUNDS") ON BEHALF OF ITSELF OR ON BEHALF OF EACH ENTITY
LISTED ON SCHEDULE I BENEATH SUCH FUND'S NAME, WHICH ENTITY IS A SERIES OR
PORTFOLIO OF SUCH FUND (EACH SUCH SERIES OR PORTFOLIO, A "BORROWER" AND,
COLLECTIVELY, THE "BORROWERS"), (II) THE SEVERAL BANKS FROM TIME TO TIME PARTIES
TO THIS AGREEMENT, WHICH BANKS ARE LISTED ON SCHEDULE II (THE "BANKS"), AND
(III) JPMORGAN CHASE BANK, N.A. (FORMERLY KNOWN AS JPMORGAN CHASE BANK), AS
ADMINISTRATIVE AGENT FOR THE BANKS HEREUNDER (IN SUCH CAPACITY, THE
"ADMINISTRATIVE AGENT");"

     (c) SECTION 1.1 of the Original Credit Agreement is hereby modified in the
New Credit Agreement so that the following definitions read in their entirety as stated below:

     "APPLICABLE MARGIN" SHALL MEAN 0.40% PER ANNUM.

     "CLOSING DATE" SHALL MEAN DECEMBER 13, 2006.

     "COMMITMENT TERMINATION DATE" SHALL MEAN DECEMBER 12, 2007 (TERMINATION TO
BE EFFECTIVE AS OF THE CLOSE OF BUSINESS ON SUCH DAY), OR SUCH EARLIER DATE ON
WHICH THE COMMITMENTS SHALL TERMINATE AS PROVIDED HEREIN, SUBJECT TO EXTENSION
AS PROVIDED IN SECTION 2.10 HEREOF.

     "INVESTMENT ADVISER" SHALL MEAN AMERICAN CENTURY INVESTMENT MANAGEMENT,
INC. OR AMERICAN CENTURY GLOBAL INVESTMENT MANAGEMENT, INC., AS APPLICABLE.

     "TOTAL ASSETS" WITH RESPECT TO ANY BORROWER, AT ANY TIME, THE VALUE OF ALL
ASSETS OF SUCH BORROWER WHICH IN ACCORDANCE WITH GAAP WOULD BE CLASSIFIED AS
ASSETS ON A BALANCE SHEET OF SUCH BORROWER PREPARED AS OF SUCH TIME; PROVIDED,
HOWEVER, THAT THE TERM TOTAL ASSETS SHALL NOT INCLUDE (A) EQUIPMENT, (B)
SECURITIES OWNED BY SUCH BORROWER WHICH ARE IN DEFAULT AND (C) DEFERRED
ORGANIZATIONAL AND OFFERING EXPENSES. WITHOUT LIMITING THE FOREGOING, IN ORDER
TO ENSURE THAT BORROWERS THAT ARE PART OF ANY MASTER/FEEDER OR FUND-OF- FUNDS
STRUCTURE DO NOT BORROW AGAINST THE SAME ASSETS, FOR PURPOSES OF CALCULATING THE
ASSET COVERAGE RATIO, IF ANY BORROWER INVESTS IN ANOTHER BORROWER, THE VALUE OF
SUCH ASSETS SHALL, AS BETWEEN BOTH SUCH BORROWERS, ONLY BE COUNTED ONCE. BY WAY
OF EXAMPLE, SUPPOSE (I) BORROWER A INVESTS SOLELY IN BORROWER B, (II) THE VALUE
OF A'S ASSETS EQUALS $1,000,000 AND (III) THE VALUE OF B'S ASSETS EQUALS
$10,000,000; IF, IN CALCULATING A'S ASSET COVERAGE RATIO, IT IS IDENTIFIED AS
HAVING TOTAL ASSETS EQUAL TO $1,000,000, THEN FOR PURPOSES OF CALCULATING B'S
ASSET COVERAGE RATIO, B'S TOTAL ASSETS SHALL BE LIMITED TO $9,000,000.

     (d) SECTION 1.1 of the Original Credit Agreement is hereby further modified by adding the following definition:

     "AGGREGATE COMMITMENT": THE TOTAL OF ALL COMMITMENTS OF ALL LENDERS, AS MAY
BE REDUCED OR INCREASED FROM TIME TO TIME IN THE ACCORDANCE WITH THE TERMS OF
THIS AGREEMENT. ON THE CLOSING DATE AT THE TIME OF CLOSING, THE AGGREGATE
COMMITMENT SHALL BE EQUAL TO $500,000,000.

     (e) SECTION 2.4 of the Original Credit Agreement is hereby modified in the
New Credit Agreement by deleting the percentage "0.07%" contained therein and inserting in lieu thereof: "0.06%".

     (f) The Original Credit Agreement is hereby modified by adding at the end of Section 2 the following new Section 2.16:

     2.16 INCREASE OF COMMITMENTS. THE BORROWERS MAY REQUEST AN INCREASE IN THE
AMOUNT OF THE AGGREGATE COMMITMENT BY OFFERING TO THE LENDERS OR TO OTHER
PROSPECTIVE ELIGIBLE LENDERS ACCEPTABLE TO THE ADMINISTRATIVE AGENT
("PROSPECTIVE LENDERS") THE OPPORTUNITY TO INCREASE THEIR COMMITMENTS OR TO
EXTEND COMMITMENTS HEREUNDER; PROVIDED, HOWEVER, THE BORROWERS SHALL NOT REQUEST
AN INCREASE THAT WOULD CAUSE THE AGGREGATE COMMITMENT AFTER GIVING EFFECT TO
SUCH INCREASE TO EXCEED $600,000,000, AND THE BORROWERS SHALL NOT MAKE MORE THAN
FOUR AGGREGATE COMMITMENT INCREASE REQUESTS UNDER THIS SECTION 2.16 IN ANY
CALENDAR YEAR; AND PROVIDE, FURTHER, EACH LENDER OR PROSPECTIVE LENDER MAY
ACCEPT OR REJECT SUCH REQUEST IN ITS SOLE AND ABSOLUTE DISCRETION. ANY SUCH
REQUEST SHALL BE SENT TO THE LENDERS, THE PROSPECTIVE LENDERS AND THE
ADMINISTRATIVE AGENT AND SHALL (A) REFER TO THIS AGREEMENT, (B) SPECIFY (I) THE
AGGREGATE AMOUNT OF THE INCREASE THAT IS SOUGHT AND (II) THE NAME OF EACH LENDER
AND PROSPECTIVE LENDER TO WHICH THE OPPORTUNITY TO INCREASE OR EXTEND A
COMMITMENT IS TO BE OFFERED AND THE AMOUNT OF SUCH OFFER, AND (C) REQUEST THAT
LENDERS WISHING TO INCREASE THEIR COMMITMENTS AND PROSPECTIVE LENDERS WISHING TO
EXTEND NEW COMMITMENTS NOTIFY THE ADMINISTRATIVE AGENT WITHIN 14 DAYS OF THE
DATE OF THE BORROWER'S REQUEST. FAILURE TO RESPOND WITHIN SUCH PERIOD SHALL BE
DEEMED A REJECTION OF THE BORROWER'S OFFER. SUBJECT TO THE PENULTIMATE SENTENCE
OF THIS SECTION 2.16, THE INCREASE IN THE COMMITMENT OF EACH LENDER THAT AGREES
TO INCREASE SUCH COMMITMENT UNDER THIS SECTION 2.16 SHALL BE EFFECTIVE FIFTEEN
(15) BUSINESS DAYS (OR SUCH LATER DATE AS IS ACCEPTABLE TO THE BORROWERS AND THE
ADMINISTRATIVE AGENT) AFTER THE DATE OF THE BORROWERS' REQUEST WITHOUT ANY
FURTHER ACTION BY THE LENDERS OR ANY AMENDMENT TO THIS AGREEMENT. UPON THE
EFFECTIVENESS OF ANY INCREASE IN A LENDER'S COMMITMENT, SCHEDULE II SHALL BE
DEEMED TO HAVE BEEN AMENDED TO REFLECT THE INCREASE IN SUCH LENDER'S COMMITMENT.
EACH PROSPECTIVE LENDER THAT ACCEPTS THE BORROWERS' OFFER TO EXTEND A COMMITMENT
SHALL BECOME A PARTY TO THIS AGREEMENT ON SUCH DATE OR DATES AS MAY BE MUTUALLY
SATISFACTORY TO SUCH PROSPECTIVE LENDER, THE BORROWERS AND THE ADMINISTRATIVE
AGENT, SUBJECT TO THE ADMINISTRATIVE AGENT'S RECEIPT OF A DULY COMPLETED AND
EXECUTED ACCESSION AGREEMENT IN A FORM REASONABLY SATISFACTORY TO THE
ADMINISTRATIVE AGENT. UPON THE EFFECTIVENESS OF ANY ACCESSION AGREEMENT TO WHICH
ANY PROSPECTIVE LENDER IS A PARTY, (I) SUCH PROSPECTIVE LENDER SHALL BE ENTITLED
TO ALL RIGHTS, BENEFITS AND PRIVILEGES ACCORDED A LENDER HEREUNDER AND (II)
SCHEDULE II SHALL BE DEEMED TO HAVE BEEN AMENDED TO REFLECT THE COMMITMENT OF
SUCH PROSPECTIVE LENDER (AS AN ADDITIONAL LENDER) AS PROVIDED IN SUCH ACCESSION
AGREEMENT. NOTWITHSTANDING THE FOREGOING, NO INCREASE IN A LENDER'S COMMITMENT
AND NO EXTENSION OF A COMMITMENT BY A PROSPECTIVE LENDER SHALL BECOME EFFECTIVE
UNTIL SUCH TIME AS THE ADMINISTRATIVE AGENT SHALL HAVE RECEIVED A WRITTEN
OPINION OF THE BORROWER'S LEGAL COUNSEL, ADDRESSED TO THE ADMINISTRATIVE AGENT
AND THE LENDERS AND IN FORM AND SUBSTANCE SATISFACTORY TO THE ADMINISTRATIVE
AGENT. THE ADMINISTRATIVE AGENT SHALL GIVE PROMPT NOTICE TO EACH LENDER OF (A)
ANY INCREASE IN ANY LENDER'S COMMITMENT AND (B) THE COMMITMENT OF ANY ADDITIONAL
LENDER, IN EACH CASE UNDER THIS SECTION 2.16.

     (g) SECTIONS 8.1 and 8.2 of the Original Credit Agreement are hereby modified by deleting such sections in their entirety and inserting in lieu thereof the following:

     SECTION 8.1 FINANCIAL STATEMENTS. EACH FUND OR BORROWER, AS APPLICABLE,
SHALL DELIVER TO THE ADMINISTRATIVE AGENT (WITH COPIES FOR EACH BANK):

     (A) AS SOON AS AVAILABLE AND IN ANY EVENT WITHIN 75 DAYS AFTER THE END OF
EACH FISCAL YEAR OF SUCH BORROWER, A STATEMENT OF ASSETS AND LIABILITIES OF THAT
BORROWER AS OF THE END OF SUCH FISCAL YEAR, A STATEMENT OF OPERATIONS FOR SUCH
FISCAL YEAR, A STATEMENT OF CHANGES IN NET ASSETS FOR SUCH FISCAL YEAR AND THE
PRECEDING FISCAL YEAR, A PORTFOLIO OF INVESTMENTS AS OF THE END OF SUCH FISCAL
YEAR AND THE PER SHARE AND OTHER DATA FOR SUCH FISCAL YEAR PREPARED IN
ACCORDANCE WITH GAAP (AS CONSISTENTLY APPLIED) AND ALL REGULATORY REQUIREMENTS,
AND ALL PRESENTED IN A MANNER ACCEPTABLE TO THE SECURITIES AND EXCHANGE
COMMISSION OR ANY SUCCESSOR OR ANALOGOUS GOVERNMENTAL AUTHORITY AND ACCEPTABLE
TO PRICEWATERHOUSECOOPERS LLP, DELOITTE & TOUCHE LLP, OR ANY OTHER INDEPENDENT
CERTIFIED PUBLIC ACCOUNTANTS OF RECOGNIZED STANDING;

     (B) AS SOON AS AVAILABLE AND IN ANY EVENT WITHIN 60 DAYS AFTER THE CLOSE OF
THE FIRST SIX-MONTH PERIOD OF EACH FISCAL YEAR OF SUCH BORROWER, A STATEMENT OF
ASSETS AND LIABILITIES AS OF THE END OF SUCH SIX-MONTH PERIOD, A STATEMENT OF
OPERATIONS FOR SUCH SIX-MONTH PERIOD, A STATEMENT OF CHANGES IN NET ASSETS FOR
SUCH SIX-MONTH PERIOD AND A PORTFOLIO OF INVESTMENTS AS OF THE END OF SUCH
SIX-MONTH PERIOD, ALL PREPARED IN ACCORDANCE WITH REGULATORY REQUIREMENTS AND
ALL CERTIFIED (SUBJECT TO NORMAL YEAR-END ADJUSTMENTS) AS TO FAIRNESS OF
PRESENTATION, GAAP (AS CONSISTENTLY APPLIED) AND CONSISTENCY BY A RESPONSIBLE
OFFICER; AND

     (C) PROMPTLY UPON THE REQUEST OF ANY BANK AND AS SOON AS AVAILABLE AFTER
THE END OF EACH FISCAL QUARTER OF EACH BORROWER, THE NET ASSET VALUE SHEET OF
SUCH BORROWER AS OF THE END SUCH QUARTER, IN THE FORM AND DETAIL SIMILAR TO
THOSE CUSTOMARILY PREPARED BY EACH OF THE FUND'S MANAGEMENT FOR INTERNAL USE AND
REASONABLY SATISFACTORY TO THE ADMINISTRATIVE AGENT, CERTIFIED BY A RESPONSIBLE
OFFICER AS BEING FAIRLY STATED IN ALL MATERIAL RESPECTS; PROVIDED, HOWEVER, THAT
IF ANY BORROWER HAS LOANS OUTSTANDING, SUCH BORROWER SHALL PROVIDE EACH BANK
WITH (I) SUCH NET ASSET VALUE SHEET DESCRIBED ABOVE IN THIS SECTION 8.1 AND (II)
A CERTIFICATE OF A RESPONSIBLE OFFICER SHOWING IN REASONABLE DETAIL THE
CALCULATIONS SUPPORTING SUCH BORROWER'S COMPLIANCE WITH SECTION 6.2(D) HEREOF,
WITHIN THREE BUSINESS DAYS AFTER THE END OF EACH CALENDAR WEEK SO LONG AS ANY
LOANS TO SUCH BORROWER REMAIN OUTSTANDING;

     ALL SUCH FINANCIAL STATEMENTS SHALL BE COMPLETE AND CORRECT IN ALL MATERIAL
RESPECTS AND SHALL BE PREPARED IN REASONABLE DETAIL AND IN ACCORDANCE WITH GAAP
APPLIED CONSISTENTLY THROUGHOUT THE PERIODS REFLECTED THEREIN AND WITH PRIOR
PERIODS (EXCEPT AS APPROVED BY SUCH ACCOUNTANTS OR OFFICER, AS THE CASE MAY BE,
AND DISCLOSED THEREIN).

     SECTION 8.2. CERTIFICATES; OTHER INFORMATION. EACH FUND OR BORROWER, AS
APPLICABLE, SHALL DELIVER TO THE ADMINISTRATIVE AGENT (WITH COPIES FOR EACH
BANK):

     (A) CONCURRENTLY WITH THE DELIVERY OF THE FINANCIAL STATEMENTS REFERRED TO
IN SECTIONS 8.1(A) AND (B), AND, IN ADDITION, NOT LATER THAN TEN DAYS AFTER THE
LAST BUSINESS DAY OF EACH MARCH, JUNE, SEPTEMBER AND DECEMBER, A CERTIFICATE OF
A RESPONSIBLE OFFICER STATING THAT (I) TO THE BEST OF SUCH RESPONSIBLE OFFICER'S
KNOWLEDGE, SUCH BORROWER DURING SUCH PERIOD HAS OBSERVED OR PERFORMED ALL OF ITS
COVENANTS AND OTHER AGREEMENTS, AND SATISFIED EVERY CONDITION, CONTAINED IN THIS
AGREEMENT AND THE NOTES TO BE OBSERVED, PERFORMED OR SATISFIED BY IT, AND (II)
NO DEFAULT OR EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING EXCEPT AS
SPECIFIED IN SUCH CERTIFICATE;

     (B) WITHIN FIVE DAYS AFTER THE SAME ARE SENT, COPIES OF ALL FINANCIAL
STATEMENTS AND REPORTS WHICH EACH BORROWER GENERALLY SENDS TO ITS INVESTORS, AND
WITHIN FIVE BUSINESS DAYS AFTER THE SAME ARE FILED, COPIES OF ALL FINANCIAL
STATEMENTS AND MATERIAL REPORTS WHICH EACH BORROWER MAY MAKE TO OR FILE WITH,
THE SECURITIES AND EXCHANGE COMMISSION OR ANY SUCCESSOR OR ANALOGOUS
GOVERNMENTAL AUTHORITY; PROVIDED THAT THE FOREGOING MAY BE DELIVERED
ELECTRONICALLY TO THE ADMINISTRATIVE AGENT AND, IF SO DELIVERED, THE
ADMINISTRATIVE AGENT SHALL MAKE THE SAME AVAILABLE TO THE LENDERS VIA INTRALINKS
(OR SIMILAR INTERNET MEDIUM);

     (C) [INTENTIONALLY OMITTED]; AND

     (D) PROMPTLY, SUCH ADDITIONAL FINANCIAL AND OTHER INFORMATION AS ANY BANK
MAY FROM TIME TO TIME REASONABLY REQUEST, INCLUDING, BUT NOT LIMITED TO, COPIES
OF ALL CHANGES TO THE PROSPECTUS AND REGISTRATION STATEMENT.

     (h) SECTION 11.13 of the Original Credit Agreement is hereby modified in the New Credit Agreement by adding the following new paragraph at the end thereof:

     IF A BORROWER IS ORGANIZED AS A BUSINESS TRUST (OR A SERIES THEREOF), THE
PARTIES ACKNOWLEDGE AND AGREE THAT EVERY NOTE, BOND, CONTRACT, INSTRUMENT,
CERTIFICATE OR UNDERTAKING AND EVERY OTHER ACT OR THING WHATSOEVER ISSUED,
EXECUTED, OR DONE BY OR ON BEHALF OF SUCH BORROWER BY ANY TRUSTEE THEREOF IN
CONNECTION WITH THE BORROWER SHALL BE CONCLUSIVELY DEEMED TO HAVE BEEN ISSUED,
EXECUTED OR DONE ONLY IN OR WITH RESPECT TO HIS OR HER CAPACITY AS A TRUSTEE AND
SUCH TRUSTEE SHALL NOT BE PERSONALLY LIABLE THEREON. NEITHER SUCH BORROWER NOR
ANY OF ITS TRUSTEES, NOR ANY OFFICER, EMPLOYEE NOR AGENT OF SUCH BORROWER SHALL
HAVE ANY POWER TO BIND PERSONALLY ANY SHAREHOLDERS THEREOF, NOR TO CALL UPON ANY
SHAREHOLDER FOR THE PAYMENT OF ANY SUM OF MONEY OR ASSESSMENT WHATSOEVER OTHER
THAN SUCH AS THE SHAREHOLDER MAY AT ANY TIME PERSONALLY AGREE TO PAY.

     (i) SCHEDULES I, II, III, IV and V of the New Credit Agreement shall be in the form of SCHEDULES I, II, III, IV and V to this TRR Agreement.

     (j) Each definition of "Credit Agreement" in the Schedules and Exhibits to
the New Credit Agreement shall be amended to read: "THE AMENDED AND RESTATED
CREDIT AGREEMENT, DATED AS OF DECEMBER 13, 2006 (AS AMENDED, SUPPLEMENTED OR
OTHERWISE MODIFIED FROM TIME TO TIME), AMONG THE BORROWERS NAMED THEREIN, THE
BANKS AND THE ADMINISTRATIVE AGENT."

     SECTION 2. NEW BORROWERS. Each of the Administrative Agent, the Banks and
the Borrowers acknowledge that the following borrowers (the "NEW BORROWERS")
were not parties to the Original Credit Agreement:

         AMERICAN CENTURY MUTUAL FUNDS, INC.)
         NT Vista
         NT Growth

         American Century-Mason Street Small Cap Growth Fund
         American Century-Mason Street Mid Cap Growth Fund

         (AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.)
         International Value Fund
         NT Emerging Markets
         NT International Growth

         (AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.)
         NT Large Company Value
         NT Mid Cap Value

         (AMERICAN CENTURY MUNICIPAL TRUST)
         Long Term Tax Free Fund

         (AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.)
         International Core Equity
         NT Equity Growth Fund
         NT Small Company Fund

         (AMERICAN CENTURY INVESTMENT TRUST)
         Core Plus Fund
         American Century-Mason Street High-Yield Bond Fund
         NT Diversified Bond
         American Century-Mason Street Select Bond Fund
         Short Duration Fund

         (AMERICAN CENTURY GROWTH FUNDS, INC.)
         Legacy Focused Large-Cap Fund
         Legacy Large Cap Fund
         Legacy Multi-Cap Fund

For the avoidance of doubt, each reference to "Borrower" or "Borrowers" in the
New Credit Agreement (and herein) shall be deemed to include the New Borrowers, and each of the New Borrowers agrees to be bound by the terms and conditions of the New Credit Agreement in all respects as a Borrower thereunder; PROVIDED,
HOWEVER, that no New Borrower shall be liable for any obligation incurred by the
Borrowers or any individual Borrower before the Effective Date (as defined herein).

     SECTION 3. REPRESENTATIONS AND WARRANTIES. To induce the Administrative
Agent and the Banks to enter into this TRR Agreement and to make the Loans, each
Fund on behalf of itself and each Borrower hereby represents and warrants to the
Administrative Agent and each Bank that (it being agreed that each Fund represents and warrants only to matters with respect to itself and each Borrower that is a part of such Fund, and each Borrower represents and warrants only to matters with respect to itself):

     (a) This TRR Agreement and the New Credit Agreement have been duly authorized and, in the case of this TRR Agreement, executed and delivered by it, and this TRR Agreement and the New Credit Agreement constitute its legal, valid and binding obligations enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

     (b) The representations and warranties set forth in SECTION 7 of the New
Credit Agreement are true and correct in all material respects on the date hereof with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

     (c) Before and after giving effect to this TRR Agreement, no Default has occurred and is continuing.

     SECTION 4. CONDITIONS TO EFFECTIVENESS. This TRR Agreement and the New
Credit Agreement, including the agreement of each Bank to make Loans thereunder, shall become effective as of December 13, 2006 (the "EFFECTIVE Date") upon the occurrence of the following conditions precedent (which shall be deemed to satisfy Section 6.1 of the New Credit Agreement):

     (a) The Administrative Agent shall have received counterparts of this TRR
Agreement which, when taken together, bear the signatures of all the parties hereto.

     (b) The Administrative Agent shall have received, on behalf of itself and the Banks, a favorable written opinion of internal counsel for the Borrowers referring to this TRR Agreement and the New Credit Agreement, (i) dated the date hereof, (ii) addressed to the Administrative Agent and the Banks, and (iii)
covering such other matters relating to this TRR Agreement and the transactions hereunder and under the New Credit Agreement as the Administrative Agent or its
counsel shall reasonably request, and the Borrowers hereby instruct their counsel to deliver such opinion.

     (c) The Administrative Agent shall have received on the date hereof (i) a certificate as to the good standing, or as to the subsistence, of the relevant
Fund for each Borrower, as of a recent date, from the Secretary of State of its state of incorporation; (ii) a certificate of the Secretary or Assistant
Secretary of each such Fund dated the date hereof and certifying (A) that attached thereto is a true and complete copy of the by-laws of each such Fund, if any, as in effect on the date hereof and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete

copy of resolutions duly adopted by the Board of Trustees or Directors, as the case may be, of each such Fund on its own behalf and on behalf of its respective
Borrowers authorizing this TRR Agreement and the execution, delivery and performance of this TRR Agreement and the borrowings under the New Credit
Agreement, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that attached thereto is a true and complete copy of the certificate of incorporation or declaration of trust of each such Fund in effect on the date hereof, and (D) as to the incumbency and specimen signature of each officer executing this TRR Agreement or any other document delivered in connection herewith on behalf of such Fund; (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to (ii)
above; and (iv) such other documents as the Banks or counsel for the
Administrative Agent may reasonably request. To the extent that any of the documents referred to in clauses (A) and (C) above (i) has been previously delivered in connection with the Original Credit Agreement or a previous amendment to the Original Credit Agreement and (ii) has not been amended since the date of such delivery and continues to be in full force and effect, the
Borrowers may deliver to the Administrative Agent an officer's certificate to such effect in lieu of such document (such certificate shall state when such document was previously delivered).

     (d) The Administrative Agent shall have received, with a copy for each
Bank, true and correct copies, certified as to authenticity by the Fund, of the most recent Prospectus for each Borrower, the Investment Management Agreement for each such Borrower, the Distribution Agreement for each such Borrower, the
Custody Agreement for each such Borrower, the Shareholder Services Agreement of each Fund with respect to each such Borrower, the current registration statement for each such Borrower, the most recent annual and semi-annual financial reports for each such Borrower and such other documents or instruments as may be reasonably requested by the Administrative Agent, including, without limitation, a copy of any debt instrument, security agreement or other material contract to which any Borrower may be a party. To the extent that any of the foregoing documents (i) has been previously delivered in connection with the Original
Credit Agreement or a previous amendment to the Original Credit Agreement and
(ii) has not been amended since the date of such delivery and continues to be in full force and effect, the Borrowers may deliver to the Administrative Agent an officer's certificate to such effect in lieu of such document (such certificate shall state when such document was previously delivered).

     (e) All legal matters incident to this TRR Agreement, the New Credit
Agreement and the borrowings and extensions of credit hereunder shall be satisfactory to the Banks and to Pryor Cashman Sherman & Flynn LLP, counsel for the Administrative Agent.

     (f) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the date hereof, including all commitment fees
(if any) due and owing under the Original Credit Agreement and, to the extent invoiced, reimbursement or payment of all out-of pocket expenses required to be reimbursed or paid by the Borrowers or Funds hereunder.

     SECTION 5. APPLICABLE LAW. THIS TRR AGREEMENT SHALL BE CONSTRUED IN
ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE

STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES
THEREOF.

     SECTION 6. ORIGINAL CREDIT AGREEMENT. Until the occurrence of the earlier of the Effective Date as provided in SECTION 4 hereof and the Commitment
Termination Date (as defined in the Original Credit Agreement), the Original
Credit Agreement shall continue in full force and effect in accordance with the provisions thereof and the rights and obligations of the parties thereto shall not be affected hereby, and all fees and interest accruing under the Original
Credit Agreement shall continue to accrue at the rates provided for therein.

     SECTION 7. COUNTERPARTS. This TRR Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

     SECTION 8. EXPENSES. Each of the Borrowers agrees, severally and neither jointly nor jointly and severally, to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this TRR Agreement, including the reasonable fees, charges and disbursements of counsel for the Administrative
Agent. The Funds shall allocate such fees and expenses among the Borrowers pro rata according to their respective Net Asset Values as at the date on which such fees and expenses are paid or otherwise in compliance with law.

                          [SIGNATURE PAGES TO FOLLOW.]

     IN WITNESS WHEREOF, the parties hereto have caused this TRR Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

                                         JPMORGAN CHASE BANK, N.A.,
                                         as Administrative Agent

                                          By:  /s/ Jeanne O'Connell Horn
                                              ----------------------------------
                                              Name:   Jeanne O'Connell Horn
                                              Title:  Vice President

                                       10

                             AMERICAN CENTURY FUNDS
                          TERMINATION, REPLACEMENT AND
                      RESTATEMENT AGREEMENT SIGNATURE PAGE
                                  DECEMBER 2006

                             AMERICAN CENTURY MUTUAL FUNDS, INC.,
                             on behalf of
                             Balanced Fund
                             Capital Growth Fund
                             Capital Value Fund
                             Focused Growth
                             Fundamental Equity Fund
                             Giftrust Fund
                             Growth Fund
                             Heritage Fund
                             New Opportunities Fund
                             New Opportunities Fund II
                             NT Vista
                             NT Growth
                             Select Fund
                             Ultra Fund
                             Veedot Fund
                             Vista Fund
                             American Century-Mason Street Small Cap Growth Fund
                             American Century-Mason Street Mid Cap Growth Fund

                             AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.,
                             on behalf of
                             Emerging Markets Fund
                             Global Growth Fund
                             International Growth Fund
                             International Discovery Fund
                             International Stock Fund
                             International Opportunities Fund
                             International Value Fund
                             Life Sciences Fund
                             NT Emerging Markets
                             NT International Growth
                             Technology Fund

                                       11

                             AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                             on behalf of
                             Equity Income Fund
                             Equity Index Fund
                             Large Company Value Fund
                             Mid Cap Value Fund
                             NT Large Company Value
                             NT Mid Cap Value
                             Real Estate Fund
                             Small Cap Value Fund
                             Value Fund

                             AMERICAN CENTURY STRATEGIC ASSET
                             ALLOCATIONS, INC. on behalf of
                             Newton Fund
                             Strategic Allocation: Aggressive
                             Strategic Allocation: Conservative
                             Strategic Allocation: Moderate

                             AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. on
                             behalf of
                             VP Balanced
                             VP Capital Appreciation
                             VP Income & Growth
                             VP International
                             VP Large Company Value
                             VP Mid Cap Value
                             VP Ultra
                             VP Value
                             VP Vista

                             AMERICAN CENTURY CALIFORNIA TAX-FREE AND
                             MUNICIPAL FUNDS, on behalf of
                             California High-Yield Municipal Fund
                             California Limited-Term Tax-Free Fund
                             California Long-Term Tax-Free Fund
                             California Tax-Free Bond Fund

                             AMERICAN CENTURY MUNICIPAL TRUST on behalf of
                             Arizona Municipal Bond Fund
                             Florida Municipal Bond Fund
                             High-Yield Municipal Fund
                             Tax-Free Bond Fund
                             Long Term Tax Free Fund

                                       12

                             AMERICAN CENTURY TARGET MATURITIES TRUST on
                             behalf of
                             Target Maturities Trust: 2010
                             Target Maturities Trust: 2015
                             Target Maturities Trust: 2020
                             Target Maturities Trust: 2025

                             AMERICAN CENTURY GOVERNMENT INCOME TRUST,
                             on behalf of
                             Ginnie Mae Fund
                             Government Bond Fund
                             Inflation-Adjusted Bond Fund
                             Short-Term Government Fund

                             AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS,
                             INC., on behalf of
                             Disciplined Growth Fund
                             Equity Growth Fund
                             Global Gold Fund
                             Income & Growth Fund
                             International Core Equity
                             Long/Short Equity Fund
                             NT Equity Growth Fund
                             NT Small Company Fund
                             Small Company Fund
                             Utilities Fund

                             AMERICAN CENTURY INVESTMENT TRUST on behalf of
                             Core Plus Fund
                             Diversified Bond Fund
                             American Century-Mason Street High-Yield Bond Fund
                             High-Yield Fund
                             Inflation-Protection Bond Fund
                             NT Diversified Bond
                             American Century-Mason Street Select Bond Fund
                             Short Duration Fund

                             AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                             on behalf of
                             International Bond Fund

                             AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.,
                             on behalf of
                             VP Inflation Protection Fund

                                       13

                             AMERICAN CENTURY GROWTH FUNDS, INC.,
                             on behalf of
                             Legacy Focused Large-Cap Fund
                             Legacy Large Cap Fund
                             Legacy Multi-Cap Fund

                             By: /s/  Robert J. Leach
                                ------------------------------------------------
                                Name: Robert J. Leach
                                Title: Treasurer of each of the above-named Funds

                                       14

                             AMERICAN CENTURY FUNDS
                          TERMINATION, REPLACEMENT AND
                      RESTATEMENT AGREEMENT SIGNATURE PAGE
                                  DECEMBER 2006

                                         BANK OF AMERICA, N.A.

                                         By:/s/ Jorge Gil
                                            ------------------------------------
                                            Name:  Jorge Gil
                                            Title: Vice President

                                       15

                             AMERICAN CENTURY FUNDS
                          TERMINATION, REPLACEMENT AND
                      RESTATEMENT AGREEMENT SIGNATURE PAGE
                                  DECEMBER 2006

                                         CALYON NEW YORK BRANCH
                                         (successor by operation of law to Credit
                                         Lyonnais New York Branch)

                                         By: /s/ Gina Harth-Cryde
                                            ------------------------------------
                                            Name:  Gina Harth-Cryde
                                            Title: Managing Director

                                         By: /s/ Ken Ricciardi
                                            ------------------------------------
                                            Name:  Ken Ricciardi
                                            Title: Director

                                       16

                             AMERICAN CENTURY FUNDS
                          TERMINATION, REPLACEMENT AND
                      RESTATEMENT AGREEMENT SIGNATURE PAGE
                                  DECEMBER 2006

                                         EUTSCHE BANK AG NEW YORK
                                         RANCH

                                         By: /s/ Ruth Leung
                                            ------------------------------------
                                            Name: Ruth Leung
                                            Title:Director

                                         By: /s/ Kathleen Bowers
                                            ------------------------------------
                                            Name: Kathleen Bowers
                                            Title: Director

                                       17

                             AMERICAN CENTURY FUNDS
                          TERMINATION, REPLACEMENT AND
                      RESTATEMENT AGREEMENT SIGNATURE PAGE
                                  DECEMBER 2006

                                          UMB BANK, N.A.

                                          By: /s/ David A. Proffitt
                                             -----------------------------------
                                             Name:  David A. Proffitt
                                             Title: Senior Vice President

                                       18

                             AMERICAN CENTURY FUNDS
                          TERMINATION, REPLACEMENT AND
                      RESTATEMENT AGREEMENT SIGNATURE PAGE
                                  DECEMBER 2006

                                           STATE STREET BANK AND TRUST
                                           COMPANY

                                           By: /s/ Christopher Ducar
                                              ----------------------------------
                                              Name:  Christopher Ducar
                                              Title: Assistant Vice President

                                       19

                             AMERICAN CENTURY FUNDS
                          TERMINATION, REPLACEMENT AND
                      RESTATEMENT AGREEMENT SIGNATURE PAGE
                                  DECEMBER 2006

                                            Greenwich Capital Markets, Inc., as agent for
                                            The Royal Bank of Scotland plc

                                            /s/ Fergus Smail
                                            ------------------------------------
                                              Fergus Smail
                                              Vice President

                                       20

                             AMERICAN CENTURY FUNDS
                          TERMINATION, REPLACEMENT AND
                      RESTATEMENT AGREEMENT SIGNATURE PAGE
                                  DECEMBER 2006

                                            THE BANK OF NEW YORK

                                            By: /s/ Joanne Carey
                                               ---------------------------------
                                               Name:  Joanne Carey
                                               Title: Vice President

                                       21

                             AMERICAN CENTURY FUNDS
                          TERMINATION, REPLACEMENT AND
                      RESTATEMENT AGREEMENT SIGNATURE PAGE
                                  DECEMBER 2006

                                            CITIBANK, N.A.

                                            By:  /s/ Matthew Nicholls
                                               ---------------------------------
                                               Name:   Matthew Nicholls
                                               Title:  Managing Director

                                       22

                                   SCHEDULE I

                                    BORROWERS
                                    ---------

----------------------------------------------------------

AMERICAN CENTURY MUTUAL FUNDS, INC.
----------------------------------------------------------
Balanced Fund
----------------------------------------------------------
Capital Growth Fund
----------------------------------------------------------
Capital Value Fund
----------------------------------------------------------
Focused Growth
----------------------------------------------------------
Fundamental Equity Fund
----------------------------------------------------------
Giftrust Fund
----------------------------------------------------------
Growth Fund
----------------------------------------------------------
Heritage Fund
----------------------------------------------------------
New Opportunities Fund
----------------------------------------------------------
New Opportunities Fund II
----------------------------------------------------------
NT Vista
----------------------------------------------------------
NT Growth
----------------------------------------------------------
Select Fund
----------------------------------------------------------
Ultra Fund
----------------------------------------------------------
Veedot Fund
----------------------------------------------------------
Vista Fund
----------------------------------------------------------
American Century-Mason Street Small Cap Growth Fund
----------------------------------------------------------
American Century-Mason Street Mid Cap Growth Fund
----------------------------------------------------------

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
----------------------------------------------------------
Emerging Markets Fund
----------------------------------------------------------
Global Growth Fund
----------------------------------------------------------
International Growth Fund
----------------------------------------------------------
International Discovery Fund
----------------------------------------------------------
International Stock Fund
----------------------------------------------------------
International Opportunities Fund
----------------------------------------------------------
International Value Fund
----------------------------------------------------------
Life Sciences Fund
----------------------------------------------------------
NT Emerging Markets
----------------------------------------------------------
NT International Growth
----------------------------------------------------------
Technology Fund
----------------------------------------------------------

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
----------------------------------------------------------
Equity Income Fund
----------------------------------------------------------
Equity Index Fund
----------------------------------------------------------
Large Company Value Fund
----------------------------------------------------------
Mid Cap Value Fund
----------------------------------------------------------
NT Large Company Value
----------------------------------------------------------
NT Mid Cap Value
----------------------------------------------------------
Real Estate Fund
----------------------------------------------------------

                                       23

Small Cap Value Fund
----------------------------------------------------------
Value Fund
----------------------------------------------------------

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
----------------------------------------------------------
Newton Fund
----------------------------------------------------------
Strategic Allocation: Aggressive
----------------------------------------------------------
Strategic Allocation: Conservative
----------------------------------------------------------
Strategic Allocation: Moderate
----------------------------------------------------------

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
----------------------------------------------------------
VP Balanced
----------------------------------------------------------
VP Capital Appreciation
----------------------------------------------------------
VP Income & Growth
----------------------------------------------------------
VP International
----------------------------------------------------------
VP Large Company Value
----------------------------------------------------------
VP Mid Cap Value
----------------------------------------------------------
VP Ultra
----------------------------------------------------------
VP Value
----------------------------------------------------------
VP Vista
----------------------------------------------------------

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
----------------------------------------------------------
California High-Yield Municipal Fund
----------------------------------------------------------
California Limited-Term Tax-Free Fund
----------------------------------------------------------
California Long-Term Tax-Free Fund
----------------------------------------------------------
California Tax-Free Bond Fund
----------------------------------------------------------

AMERICAN CENTURY MUNICIPAL TRUST
----------------------------------------------------------
Arizona Municipal Bond Fund
----------------------------------------------------------
Florida Municipal Bond Fund
----------------------------------------------------------
High-Yield Municipal Fund
----------------------------------------------------------
Tax-Free Bond Fund
----------------------------------------------------------
Long Term Tax Free Fund
----------------------------------------------------------

AMERICAN CENTURY TARGET MATURITIES TRUST
----------------------------------------------------------
Target Maturities Trust: 2010
----------------------------------------------------------
Target Maturities Trust: 2015
----------------------------------------------------------
Target Maturities Trust: 2020
----------------------------------------------------------
Target Maturities Trust: 2025
----------------------------------------------------------

AMERICAN CENTURY GOVERNMENT INCOME TRUST
----------------------------------------------------------
Ginnie Mae Fund
----------------------------------------------------------
Government Bond Fund
----------------------------------------------------------
Inflation-Adjusted Bond Fund
----------------------------------------------------------
Short-Term Government Fund
----------------------------------------------------------

                                       24

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
----------------------------------------------------------
Disciplined Growth Fund
----------------------------------------------------------
Equity Growth Fund
----------------------------------------------------------
Global Gold Fund
----------------------------------------------------------
Income & Growth Fund
----------------------------------------------------------
International Core Equity
----------------------------------------------------------
Long/Short Equity Fund
----------------------------------------------------------
NT Equity Growth Fund
----------------------------------------------------------
NT Small Company Fund
----------------------------------------------------------
Small Company Fund
----------------------------------------------------------
Utilities Fund
----------------------------------------------------------

AMERICAN CENTURY INVESTMENT TRUST
----------------------------------------------------------
Core Plus Fund
----------------------------------------------------------
Diversified Bond Fund
----------------------------------------------------------
American Century-Mason Street High-Yield Bond Fund
----------------------------------------------------------
High-Yield Fund
----------------------------------------------------------
Inflation-Protection Bond Fund
----------------------------------------------------------
NT Diversified Bond
----------------------------------------------------------
American Century-Mason Street Select Bond Fund
----------------------------------------------------------
Short Duration Fund
----------------------------------------------------------

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
----------------------------------------------------------
International Bond Fund
----------------------------------------------------------

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
----------------------------------------------------------
VP Inflation Protection Fund
----------------------------------------------------------

AMERICAN CENTURY GROWTH FUNDS, INC.,
----------------------------------------------------------
Legacy Focused Large-Cap Fund
----------------------------------------------------------
Legacy Large Cap Fund
----------------------------------------------------------
Legacy Multi-Cap Fund
----------------------------------------------------------

                                       25

                                   SCHEDULE II

                          COMMITMENTS, ADDRESSES, ETC.
                          ---------------------------

NAME AND ADDRESS OF BANK                                     COMMITMENT

JPMORGAN CHASE BANK, N.A.                                    $0
270 Park Avenue
New York, New York 10017
Attention:  Marybeth Mullen
Telephone:  (212) 270-5049
Fax: (212) 270-0670
MARYBETH.MULLEN@JPMORGAN.COM
----------------------------

CALYON NEW YORK BRANCH                                        $83,750,000.00
(successor by operation of law to Credit
Lyonnais New York Branch)
1301 Avenue of the Americas
New York, New York 10019
Attention: Sebastian Rocco
Telephone: (212) 261-7360
Fax: (212) 261-3438
ROCCO@CLAMERICAS.COM

DEUTSCHE BANK AG NEW YORK BRANCH                              $83,750,000.00
60 Wall Street
New York, NY 10005
Attention: Ms. Kathleen Bowers
Tel: 212-250-2216
kathleen.bowers@db.com

BANK OF AMERICA, N.A.                                         $83,750,000.00
335 Madison Avenue, 5th Floor
New York, NY 10017
Attention: Jorge Gil
Telephone: 212-503-7985
Fax: 212-503-7027
E-mail: JORGE.L.GIL@BANKOFAMERICA.COM

ROYAL BANK OF SCOTLAND Plc                                    $83,750,000.00
101 Park Avenue
10th Floor
New York, New York 10178
Attention:  Angela Reilly
Telephone: (212) 401-3493
Fax: (212) 401-3456
E-mail:  ANGELA.REILLY@RBOS.COM

                                       26

STATE STREET BANK AND TRUST COMPANY                           $70,000,000.00
225 Franklin Street
Boston, MA 02110
Attention:  Christopher Ducar
Telephone:  (617) 664-8130
Fax:  (617) 664-0646
CMDUCAR@STATESTREET.COM

THE BANK OF NEW YORK                                          $25,000,000.00
1 Wall Street
New York, New York 10285
Attention: Gary Overton
Telephone: (212) 635-4529
Facsimile: (212) 809-9520
E-mail: GOVERTON@BANKOFNY.COM

CITIBANK, N.A.                                                $50,000,000.00
388 Greenwich St., 23rd Floor
New York, NY 10013
Attention: Alex Duka; Betina Dowdell
Telephone: (212) 816-3260; (212) 816-3907
Facsimile: (212) 816-4140
E-mail: ALEXANDER.F.DUKA@CITIGROUP.COM;
        BETINA.DOWDELL@CITIGROUP.COM

UMB BANK, N.A.                                                $20,000,000.00
1010 Grand Blvd.
Kansas City, MO 64106
Attention: David A. Proffitt
Telephone: (816) 860-7935
Fax: (816) 860-7143
DAVID.PROFFITT@UMB.COM

TOTAL                                                        $500,000,000.00

                                       27

                                  SCHEDULE III

                               CUSTODY AGREEMENTS
                               ------------------

Russian Addendum dated March 13, 2006, to the Custody Agreement dated August 9,
1996, with JPMorgan Chase Bank, N.A.

Russian Addendum dated March 13, 2006, to the Custody Agreement dated August 9,
1996, with JPMorgan Chase Bank, N.A.

Amendment No. 3 to Global Custody Agreement dated May 31, 2006, with JPMorgan
Chase Bank.

Amendment No. Two to Custodian and Investment Accounting Agreement dated March
31, 2006, with State Street Bank and Trust Company.

                                       28

                                   SCHEDULE IV

                             DISTRIBUTION AGREEMENTS
                             -----------------------

Distribution Agreement
         Dated May 15, 2006

Amended and Restated Distribution Agreement
         Dated November 29, 2006

                                       29

                                   SCHEDULE V

                        INVESTMENT MANAGEMENT AGREEMENTS
                        --------------------------------

American Century Mutual Funds, Inc.

         Dated March 30, 2006, for Small Cap Mid Cap Growth
         Dated April 28, 2006, for NT Growth Fund and NT Vista Fund
         Dated August 1, 2006

American Century World Mutual Funds, Inc.
         Dated March 30, 2006, for International Value

         Dated April 28, 2006, for NT International Growth and NT Emerging Markets
         Dated August 1, 2006
         Dated August 1, 2006

American Century Variable Portfolios, Inc.
         Dated August 1, 2006

American Century Capital Portfolios, Inc.

         Dated April 28, 2006, for NT Large Company Value and NT Mid Cap Value
         Dated August 1, 2006

American Century Strategic Asset Allocations, Inc.
         Dated August 1, 2006

American Century Growth Funds, Inc.
         Dated May 15, 2006

American Century Municipal Trust

         Dated March 30, 2006, for Long-Term Tax-Free
         Dated August 1, 2006

American Century Quantitative Equity Funds, Inc.

         Dated April 28, 2006, for NT Equity Growth and NT Small Company
         Dated August 1, 2006
         Dated November 29, 2006, for International Core Equity

American Century International Bond Funds
         Dated August 1, 2006

American Century Investment Trust

         Dated March 30, 2006, for Select Bond and High-Yield Bond
         Dated April 28, 2006, for NT Diversified Bond
         Dated August 1, 2006
         Dated November 29, 2006 for Core Plus and Short Duration

American Century Government Income Trust
         Dated August 1, 2006

American Century Target Maturities Trust
         Dated August 1, 2006

                                       30

American Century California Tax-Free and Municipal Funds
         Dated August 1, 2006

American Century Variable Portfolios II, Inc.
         Dated August 1, 2006

American Century Asset Allocation Portfolios, Inc.
         Dated August 1, 2006

                                       31